Background, Organization and Summary of Significant Accounting Policies - Schedule of Estimated Future Amortization of Intangible Assets (Details) - Centuri - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Finite-Lived Intangible Assets [Line Items]
2020	$ 10,722
2021	10,303
2022	10,215
2023	10,215
2024	10,215
Thereafter	98,841
Net Carrying Amount	$ 150,511	$ 159,821